Zevenbergen Genea Fund
Schedule of Investments
September 30, 2024 (Unaudited)

Common Stocks - 99.1%	Shares	Value
Consumer Discretionary - 49.0%
Airbnb, Inc. - Class A (a)	9,000	$1,141,290
Amazon.com, Inc. (a)	18,775	3,498,346
DraftKings, Inc. - Class A (a)	45,050	1,765,960
MercadoLibre, Inc. (a)	2,890	5,930,163
Netflix, Inc. (a)	4,750	3,369,033
Rivian Automotive, Inc. - Class A (a)	58,075	651,602
Spotify Technology S.A. (a)	4,810	1,772,629
Tesla, Inc. (a)	28,800	7,534,943
The Trade Desk, Inc. - Class A (a)	53,310	5,845,442
Uber Technologies, Inc. (a)	45,500	3,419,780
		34,929,188

Energy - 2.0%
First Solar, Inc. (a)	5,850	1,459,224

Industrials - 7.9%
Axon Enterprise, Inc. (a)	11,550	4,615,380
Bloom Energy Corp. - Class A (a)	26,000	274,560
Symbotic, Inc. (a)	30,650	747,554
		5,637,494

Real Estate - 3.3%
Zillow Group, Inc. - Class C (a)	36,650	2,340,103

Technology - 36.9%(a)
Advanced Micro Devices, Inc. (a)	10,750	1,763,860
Alphabet, Inc. - Class C	3,100	518,289
ARM Holdings PLC - ADR(a)	5,000	715,050
ASML Holding N.V.	1,700	1,416,525
Credo Technology Group Holding Ltd. (a)	16,950	522,060
CrowdStrike Holdings, Inc. - Class A (a)	6,350	1,780,985
Datadog, Inc. - Class A (a)	19,450	2,237,916
MongoDB, Inc. (a)	7,950	2,149,283
NVIDIA Corporation	53,450	6,490,967
Shopify, Inc. - Class A (a)	59,625	4,778,348
Snowflake Inc. - Class A (a)	18,000	2,067,480
Toast, Inc. - Class A (a)	65,950	1,867,045
		26,307,808
Total Common Stocks (Cost $28,761,711)		70,673,817

Short-Term Investment - 0.4%
First American U.S. Treasury Money Market Fund - Class Z, 4.85% (b)	269,944	269,944
Total Short-Term Investments (Cost $269,944)		269,944

Total Investments - 99.5% (Cost $29,031,655)		70,943,761
Other Assets in Excess of Liabilities - 0.5%		327,289
Total Net Assets - 100.0%		$71,271,050

Percentages are stated as a percent of net assets. ADR - American Depositary Receipt PLC - Public Limited Company

(a) Non-income producing security.
(b) The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Zevenbergen Genea Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$70,673,817	$–	$–	$70,673,817
Short-Term Investments	269,944	$–	$–	269,944
Total Investments	$70,943,761	$–	$–	$70,943,761

Refer to the Schedule of Investments for further disaggregation of investment categories.